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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 29, 2004
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                          Roebling Financial Corp, Inc.
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             (Exact name of registrant as specified in its charter)


        New Jersey                333-116312                 55-0873295
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(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                    Number)              Identification No.)


Route 130 South & Delaware, Avenue, Roebling, New Jersey         08554
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (609) 499-0355
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                          REOBLING FINANCIAL CORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 7.01.  Regulation FD Disclosure
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         On September  29, 2004,  the  Registrant  issued a press release to the anticipated closing of its stock offering. A copy of the press release is furnished with this report as exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  99.1     Press Release, dated September 29, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROEBLING FINANCIAL CORP, INC.


Date: September 29, 2004           By:  /s/Frank J. Travea, III
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                                        Frank J. Travea, III
                                        President and Chief Executive Officer
                                        (Duly Authorized Representative)